Related Parties Transactions	12 Months Ended
Dec. 31, 2022
Disclosure of related party [Abstract]
Related Parties Transactions

Note 16:- RELATED PARTies TRANSACTIONS

a)	Acquisition of Sapiens Software Solutions (Poland) Sp. Z o.o (formerly “Insseco Sp. Z o.o.”) (“Sapiens Poland”)

On August 18, 2015, Sapiens completed the acquisition from Asseco, the parent company of Formula, of all issued and outstanding share capital of Sapiens Poland. Under the share purchase agreement for that acquisition, Asseco committed to assign to Sapiens Poland all customer contracts that relate to the intellectual property that Sapiens acquired as part of the acquisition. In the event that Asseco cannot obtain the consent of any customer to the assignment of its contract to Sapiens Poland, Asseco will hold that customer’s contract in trust for the benefit of Sapiens Poland.

During the years ended December 31, 2022, 2021 and 2020, Asseco provided back-office services, professional services and fixed assets to Sapiens’ wholly owned subsidiary, Sapiens Poland, in amounts totaling approximately $181, $197 and $521, respectively.

During the years ended December 31, 2022, 2021 and 2020, Sapiens Poland performed services as a sub-contractor on behalf of Asseco for clients of Asseco in total amounts of approximately $2,900, $3,200 and $3,100, respectively. For historic reasons, Asseco issues invoices to those clients and then Sapiens in turn invoices Asseco on a back-to-back basis (with no margin to Asseco).

As of December 31, 2022 and 2021 the Group had trade payable balances due from its transactions with Asseco, as detailed above, in amounts of $2,927 and $3,187, respectively. As of December 31, 2022 and 2021, the Group had trade receivables balances due from its transactions with Asseco, as detailed above, in amounts of approximately $1,149 and $852, respectively.

b)	Fees paid for board services in affiliates

Sapiens paid Formula director fees for the years ended December 31, 2022, 2021 and 2020, of approximately $28.6, $26.7 and $29.6, respectively, in respect of Mr. Guy Bernstein, Sapiens’ Chairman and Formula’s chief executive officer.

Matrix IT paid Formula director fees for the years ended December 31, 2022, 2021 and 2020, of approximately $33.2, $36.7 and $31.4, respectively, in respect of Mr. Guy Bernstein, Matrix IT’s Chairman and Formula’s chief executive officer.

c)	Compensation of key officers of the Company

The following amounts disclosed in the table are recognized as an expense during the reporting period related to officers and directors of the Company:

	Year ended December 31,
	2022	2021
Short-term employee benefits	$4,665	$3,577
Share-based compensation	8,104	7,440
	$12,769	$11,017

d)	Back-office services

During the years ended December 31, 2022, 2021 and 2020, Magic Software provided back-office services to Formula in amounts totaling approximately $240, $160 and $138, respectively.

e)	Other Transactions

The Group’s subsidiaries and affiliates engage from time to time with each other in non-material transactions, in the ordinary course of business, where the amounts involved, and the nature of the transactions, are not material for either of the parties. The Group believes that these transactions are made on an arms’ length basis upon terms and conditions no less favorable to the Group, its subsidiaries and affiliates, as it could obtain from unaffiliated third parties. If Group engages with its subsidiaries and affiliates in transactions which are not in the ordinary course of business, the Group receives the approvals required under the Companies Law. These approvals include audit committee approval, board approval and, in certain circumstances, shareholder approval.